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                            PRUDENTIAL UTILITY FUND
                   a series of Prudential Sector Funds, Inc.
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                       Supplement Dated November 1, 2000
                       Prospectus Dated February 1, 2000

   On October 25, 2000, the Board of Directors of Prudential Sector Funds, Inc. approved the proposal summarized below. The proposal will be submitted for approval by shareholders of the Prudential Utility Fund (the Fund) at an Annual Meeting of Shareholders scheduled to be held on January 17, 2001.

   The following information supplements the information contained in the Prospectus of the Fund on page 2:

   'Risk/Return Summary--Principal Risks:

   The Fund is currently diversified. If approved by shareholders, the Fund will be permitted to be managed as a nondiversified fund.

   As a nondiversified fund, we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified mutual fund because a loss resulting from the decline in value of one security may represent a greater portion of the total assets of a nondiversified fund.
MF105C3